FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date  of  Report    March  4,  1999
                       -----------------------------------


                             CHANCELLOR CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)



         Massachusetts                0-11663               04-2626079
(State or other jurisdiction   (Commission File No.)      (IRS Employer
      of  incorporation)                                Identification No.)



              210 South Street, Boston, Massachusetts         02111
             (Address of principal executive offices)       (Zip Code)


    Registrant's telephone number, including area code        (617) 368-2700
                                                           -----------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item  4.          Change  in  Registrant's  Certifying  Accountants.
--------          --------------------------------------------------

On February 25, 1999, the Audit Committee and Board of Directors approved the dismissal of its independent accountants, Reznick, Fedder and Silverman, P.C. During the years ended December 31, 1997 and 1996, and the subsequent interim period through February 25, 1999 (the date of Reznick, Fedder and Silverman's dismissal as the Company's independent accountants), (i) there were no disagreements with Reznick, Fedder and Silverman, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Reznick, Fedder and Silverman, P.C., would have caused Reznick, Fedder and Silverman, P.C. to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years and
(ii) there were no "reportable events" as described in Items 304 of Regulation S-K. The independent accountant's report of Reznick, Fedder and Silverman, P.C. on the Company's consolidated financial statements for the years ended December 31, 1997 and 1996 each contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On February 25, 1999, the Company's Audit Committee and Board of Directors approved the engagement of the firm of Metcalf Rice Fricke & Davis as its independent accountants. Pursuant to Item 304(a)(2) and prior to the Audit Committee's and Board of Directors' approval of the engagement of the firm of Metcalf Rice Fricke & Davis to replace Reznick, Fedder and Silverman, P.C., the Company had engaged Metcalf Rice Fricke & Davis on February 8, 1999 to conduct an audit of the financial statements of M.R.B., Inc. d/b/a Tomahawk Truck and Trailer Sales, Inc. and its affiliates (collectively "Tomahawk") for the years ended December 31, 1997 and 1996, for the purposes of filing a Current Report on Form 8-K. Tomahawk is a newly acquired significant subsidiary of the Company.


Item  7.     Financial  Statements  and  Exhibits.
--------     -------------------------------------

a.)     Exhibits.

        Exhibit 16 Letter of Reznick, Fedder and Silverman, P.C. regarding change in certifying accountant not available with this Report on Form 8K, and to be provided by Reznick, Fedder and Silverman, P.C.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHANCELLOR  CORPORATION



                                   By:  /s/  Franklyn  E.  Churchill
                                        ----------------------------
                                             Franklyn  E.  Churchill
                                             President

Date:  March  4,  1999
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